PLANTS AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PLANTS AND EQUIPMENT, NET [Abstract]
Plants and Equipment, Net
Plants and equipment, net consisted of the following:

	December 31, 2021	December 31, 2020
At cost:
Machinery and equipment	$2,068,056	$1,972,035
Leasehold improvement	899,538	652,520
Office equipment	818,703	950,106
Motor vehicles	301,079	315,550
Total	4,087,376	3,890,211
Less: accumulated depreciation	(2,786,150)	(2,851,020)
Plants and equipment, net	$1,301,226	$1,039,191